Filed Pursuant to Rule 497(a)

Registration No. 333-250189

Rule 482ad

Goldman Sachs BDC, Inc. Prices Public Offering of $500 Million of 2.875% Unsecured Notes Due 2026

Company Release – November 19, 2020

NEW YORK — (BUSINESS WIRE) — Goldman Sachs BDC, Inc. (the “Company”) (NYSE: GSBD) announced today that it has priced an offering of $500 million aggregate principal amount of 2.875% notes due 2026 (the “2026 Notes”). The 2026 Notes will mature on January 15, 2026 and may be redeemed in whole or in part at the Company’s option at any time at par plus a “make-whole” premium, if applicable.

The offering is subject to customary closing conditions, and the 2026 Notes are expected to be delivered on or about November 24, 2020.

The Company intends to use the net proceeds of this offering to pay down debt under its revolving credit facility.

BofA Securities, Inc., MUFG Securities Americas Inc., SMBC Nikko Securities America, Inc., Truist Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., ICBC Standard Bank Plc, Morgan Stanley & Co. LLC and R. Seelaus & Co., LLC are acting as book-running managers for this offering. BNP Paribas Securities Corp., Barclays Capital Inc., CIBC World Markets Corp., Credit Suisse Securities (USA) LLC, ING Financial Markets LLC, Raymond James & Associates, Inc. and Wells Fargo Securities, LLC are acting as co-managers for this offering.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The pricing term sheet dated November 19, 2020, the preliminary prospectus supplement dated November 19, 2020 and the accompanying prospectus dated November 19, 2020, each of which has been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about the Company and should be read carefully before investing.

The information in the pricing term sheet, preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The pricing term sheet, preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

A registration statement relating to these securities is on file with the SEC and has become effective. The offering may be made only by means of a preliminary prospectus supplement and accompanying prospectus, copies of which may be obtained from BofA Securities, Inc., NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC 28255-0001, Attn: Prospectus Department, or by calling 1-800-294-1322, or email dg.prospectus_requests@bofa.com.

ABOUT GOLDMAN SACHS BDC, INC.

Goldman Sachs BDC, Inc. is a specialty finance company that has elected to be regulated as a business development company under the Investment Company Act of 1940. GS BDC was formed by The Goldman Sachs Group, Inc. (“Goldman Sachs”) to invest primarily in middle-market companies in the United States, and is externally managed by Goldman Sachs Asset Management, L.P., an SEC-registered investment adviser and a wholly-owned subsidiary of Goldman Sachs. GS BDC seeks to generate current income and, to a lesser extent, capital appreciation primarily through direct originations of secured debt, including first lien, first lien/last-out unitranche and second lien debt, and unsecured debt, including mezzanine debt, as well as through select equity investments. For more information, visit www.goldmansachsbdc.com. Information on the website is not incorporated by reference into this press release and is provided merely for convenience.

FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements that involve substantial risks and uncertainties, including the impact of COVID-19 on the business, future operating results, access to capital and liquidity of the Company and its portfolio companies. You can identify these statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue,” or “believe” or the negatives thereof or other variations thereon or comparable terminology. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. These statements represent the Company’s belief regarding future events that, by their nature, are uncertain and outside of the Company’s control. There are likely to be events in the future, however, that we are not able to predict accurately or control. Any forward-looking statement made by us in this press release speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in filings we make with the Securities and Exchange Commission, and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Goldman Sachs BDC, Inc.

Investor Contact: Florina Mendez, 917-343-7823

Media Contact: Patrick Scanlan, 212-902-6164

Source: Goldman Sachs BDC, Inc.